
[STATE STREET LOGO APPEARS HERE]

   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1                                        Payment Date:      September 17, 1999
                                      B305                                             Record Date:          August 31, 1999


                                                            Summary of Available Information


                                                                                                     Delivery
Name of Report or File                                            Preparer         Frequency         Vehicles
----------------------                                            --------         ---------         --------
Distribution Date Statement                                       Trustee          Monthly           Web
Loan Schedule                                                     Trustee          Monthly           Web
Loan Portfolio Stratifications                                    Trustee          Monthly           Web
Updated Mortgage Loan Schedule                                    Servicer         Monthly           Web
REO Status Report                                                 Servicer         Monthly           Web
Watch List                                                        Servicer         Monthly           Web
Delinquent Loan Status                                            Servicer         Monthly           Web
Historical Loan Modification Report                               Servicer         Monthly           Web
Historical Loss Estimate Report                                   Servicer         Monthly           Web
Comparative Financial Report                                      Servicer         Monthly           Web
CSSA Periodic Loan Update File                                    Servicer         Monthly           Web
Operating Statement Analysis                                      Servicer         Quarterly         Upon Request
NOI Adjustment Worksheet                                          Servicer         Annually          Upon Request

State Street Information Delivery Vehicles
-------------------------------------------
Web Site:                                                         http://corporatetrust.statestreet.com
For other information delivery requests:                          informationdelivery@fmg-statestreet.com



Deal-Specific Contacts
----------------------
Account Officer (trustee and paying agent questions):             David Shepherd                    (617) 662-1327
Account Administrator (analytics and collateral questions):       Lai Yee Yuen                      (617) 662-1302

Servicer                                                          The Chase Manhattan Bank          (212) 622-3009
Special Servicer                                                  Orix Real Estate Capital Markets  (214) 290-2489


[STATE STREET LOGO APPEARS HERE]

   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                       B305                                                    Payment Date: September 17, 1999
                                                                                               Record Date:     August 31, 1999
Trustee's Report to Certificateholders
Payment Summary
------------------------------------------------------------------------------------------------------------------------------
                                   Pass-Through       Interest          Original              Beginning         Principal
        Class        CUSIP             Rate             Type            Balance                Balance             Paid
------------------------------------------------------------------------------------------------------------------------------
         A-1       161582AA9         7.13400%           Fixed       $210,400,000.00        $210,400,000.00     $719,302.08
         A-2       161582AB7         7.43900%           Fixed       $816,865,579.00        $816,865,579.00        $0.00
          B        161582AD3         7.61900%           Fixed        $76,870,213.00         $76,870,213.00        $0.00
          C        161582AE1         7.62500%           Fixed        $62,893,811.00         $62,893,811.00        $0.00
          D        161582AF8         7.62500%           Fixed        $20,964,604.00         $20,964,604.00        $0.00
          E        161582AG6         7.79657%         Variable       $48,917,408.00         $48,917,408.00        $0.00
          F        161582AH4         7.79657%         Variable       $17,470,503.00         $17,470,503.00        $0.00
          G        161582AJ0         6.40000%           Fixed        $59,399,711.00         $59,399,711.00        $0.00
          H        161582AK7         6.40000%           Fixed        $10,482,302.00         $10,482,302.00        $0.00
          I        161582AL5         6.40000%           Fixed        $10,482,301.00         $10,482,301.00        $0.00
          J        161582AM3         6.40000%           Fixed        $20,964,604.00         $20,964,604.00        $0.00
          K        161582AN1         6.40000%           Fixed        $6,988,201.00          $6,988,201.00         $0.00
          L        161582AP6         6.40000%           Fixed        $8,735,252.00          $8,735,252.00         $0.00
          M        161582AQ4         6.40000%           Fixed        $26,205,752.00         $26,205,752.00        $0.00
          X*       161582AC5         0.52193%         Variable     $1,397,640,241.00      $1,397,640,241.00       $0.00
          R           N/A            0.00000%         Residual           $0.00                  $0.00             $0.00
------------------------------------------------------------------------------------------------------------------------------
* Based on a Notional Balance                          Totals:     $1,397,640,241.00      $1,397,640,241.00     $719,302.08
                                                                   ------------------------------------------------------------


------------------------------------------------------------------------------
                      Interest           Total            Ending
        Class           Paid             Paid            Balance
------------------------------------------------------------------------------
         A-1       $1,250,828.00     $1,970,130.08   $209,680,697.92
         A-2       $5,063,885.87     $5,063,885.87   $816,865,579.00
          B         $488,061.79       $488,061.79     $76,870,213.00
          C         $399,637.76       $399,637.76     $62,893,811.00
          D         $133,212.59       $133,212.59     $20,964,604.00
          E         $317,823.17       $317,823.17     $48,917,408.00
          F         $113,508.27       $113,508.27     $17,470,503.00
          G         $316,798.46       $316,798.46     $59,399,711.00
          H          $55,905.61       $55,905.61      $10,482,302.00
          I          $55,905.61       $55,905.61      $10,482,301.00
          J         $111,811.22       $111,811.22     $20,964,604.00
          K          $37,270.41       $37,270.41      $6,988,201.00
          L          $46,588.01       $46,588.01      $8,735,252.00
          M         $139,764.01       $139,764.01     $26,205,752.00
          X*        $607,896.22       $607,896.22   $1,396,920,938.92
          R            $0.00             $0.00            $0.00
------------------------------------------------------------------------------
                   $9,138,897.00      $9,858,199.08 $1,396,920,938.92
                   -----------------------------------------------------------


Distributions per Certificate
---------------------------------------------------------------------------------------------------------------------------------
                              Beginning                  Principal                  Interest                      Ending
        Class               Certif. Factor             Distribution(1)            Distribution(1)             Certif. Factor
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
         A-1                 1.000000000                 3.4187361               5.945000000               0.996581264
         A-2                 1.000000000                 0.0000000               6.199166669               1.000000000
          B                  1.000000000                 0.0000000               6.349166614               1.000000000
          C                  1.000000000                 0.0000000               6.354166708               1.000000000
          D                  1.000000000                 0.0000000               6.354166766               1.000000000
          E                  1.000000000                 0.0000000               6.497138401               1.000000000
          F                  1.000000000                 0.0000000               6.497138062               1.000000000
          G                  1.000000000                 0.0000000               5.333333356               1.000000000
          H                  1.000000000                 0.0000000               5.333333270               1.000000000
          I                  1.000000000                 0.0000000               5.333333779               1.000000000
          J                  1.000000000                 0.0000000               5.333333270               1.000000000
          K                  1.000000000                 0.0000000               5.333334001               1.000000000
          L                  1.000000000                 0.0000000               5.333333257               1.000000000
          M                  1.000000000                 0.0000000               5.333333308               1.000000000
         X*                  1.000000000                 0.0000000               0.434944703               0.999485345
          R                      N/A                        N/A                      N/A                       N/A
---------------------------------------------------------------------------------------------------------------------------------

(1) represents net payment per certificate

--------------------------------------------------------------------------------
This report has been prepared by, or is based on information furnished to State Street Bank and Trust Company ("State Street") by, one or more third parties (e.g. Servicers, Master Servicer, etc.), and State Street has not independently verified information received from or prepared by any such third party. State Street shall not and does not undertake responsibility for the accuracy, completeness, or sufficiency of this report or the information contained herein for any purpose, and State Street makes no representations or warranties with respect thereto. The information in this report is presented here with the approval of the Issuer soley as a convenience for the user, and should not be relied upon without further investigation by any user contemplating an investment decision with respect to the related securities.


[STATE STREET LOGO APPEARS HERE]

   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305                                         Payment Date: September 17, 1999
                                                                                   Record Date:     August 31, 1999

Trustee's Report to Certificateholders
Principal Detail
-------------------------------------------------------------------------------------------------------------------
                         Beginning            Scheduled      Unscheduled    Other Principal/     Total Principal
     Class                Balance             Principal       Principal     Cash Adjustments     Distrib. Amount
-------------------------------------------------------------------------------------------------------------------
      A-1             $210,400,000.00        $719,302.08        $0.00            $0.00             $719,302.08
      A-2             $816,865,579.00           $0.00           $0.00            $0.00                $0.00
       B               $76,870,213.00           $0.00           $0.00            $0.00                $0.00
       C               $62,893,811.00           $0.00           $0.00            $0.00                $0.00
       D               $20,964,604.00           $0.00           $0.00            $0.00                $0.00
       E               $48,917,408.00           $0.00           $0.00            $0.00                $0.00
       F               $17,470,503.00           $0.00           $0.00            $0.00                $0.00
       G               $59,399,711.00           $0.00           $0.00            $0.00                $0.00
       H               $10,482,302.00           $0.00           $0.00            $0.00                $0.00
       I               $10,482,301.00           $0.00           $0.00            $0.00                $0.00
       J               $20,964,604.00           $0.00           $0.00            $0.00                $0.00
       K               $6,988,201.00            $0.00           $0.00            $0.00                $0.00
       L               $8,735,252.00            $0.00           $0.00            $0.00                $0.00
       M               $26,205,752.00           $0.00           $0.00            $0.00                $0.00
       X*            $1,397,640,241.00          $0.00           $0.00            $0.00                $0.00
       R                   $0.00                $0.00           $0.00            $0.00                $0.00
-------------------------------------------------------------------------------------------------------------------
    Totals:          $1,397,640,241.00       $719,302.08        $0.00            $0.00             $719,302.08
                   ------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                       Realized Losses/          Reimbursement of                  Ending            Cumulative
     Class               Balance Adj.       Prior loss/additional exp.            Balance          Realized Losses
------------------------------------------------------------------------------------------------------------------
      A-1                    $0.00                     $0.00                  $209,680,697.92           $0.00
      A-2                    $0.00                     $0.00                  $816,865,579.00           $0.00
       B                     $0.00                     $0.00                   $76,870,213.00           $0.00
       C                     $0.00                     $0.00                   $62,893,811.00           $0.00
       D                     $0.00                     $0.00                   $20,964,604.00           $0.00
       E                     $0.00                     $0.00                   $48,917,408.00           $0.00
       F                     $0.00                     $0.00                   $17,470,503.00           $0.00
       G                     $0.00                     $0.00                   $59,399,711.00           $0.00
       H                     $0.00                     $0.00                   $10,482,302.00           $0.00
       I                     $0.00                     $0.00                   $10,482,301.00           $0.00
       J                     $0.00                     $0.00                   $20,964,604.00           $0.00
       K                     $0.00                     $0.00                   $6,988,201.00            $0.00
       L                     $0.00                     $0.00                   $8,735,252.00            $0.00
       M                     $0.00                     $0.00                   $26,205,752.00           $0.00
       X*                    $0.00                     $0.00                 $1,396,920,938.92          $0.00
       R                     $0.00                     $0.00                       $0.00                $0.00
------------------------------------------------------------------------------------------------------------------
    Totals:                  $0.00                     $0.00                 $1,396,920,938.92          $0.00
                   -----------------------------------------------------------------------------------------------



Interest Detail
---------------------------------------------------------------------------------------------------------------------------
                          Accrued            Beg. Unpaid         Prepayment      Current Interest       Prepayment Premium/
     Class            Certif. Interest        Interest         Int. Shortfall       Shortfalls           Yield Maintenance
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
      A-1              $1,250,828.00            $0.00              $0.00              $0.00                    $0.00
      A-2              $5,063,885.87            $0.00              $0.00              $0.00                    $0.00
       B                $488,061.79             $0.00              $0.00              $0.00                    $0.00
       C                $399,637.76             $0.00              $0.00              $0.00                    $0.00
       D                $133,212.59             $0.00              $0.00              $0.00                    $0.00
       E                $317,823.17             $0.00              $0.00              $0.00                    $0.00
       F                $113,508.27             $0.00              $0.00              $0.00                    $0.00
       G                $316,798.46             $0.00              $0.00              $0.00                    $0.00
       H                 $55,905.61             $0.00              $0.00              $0.00                    $0.00
       I                 $55,905.61             $0.00              $0.00              $0.00                    $0.00
       J                $111,811.22             $0.00              $0.00              $0.00                    $0.00
       K                 $37,270.41             $0.00              $0.00              $0.00                    $0.00
       L                 $46,588.01             $0.00              $0.00              $0.00                    $0.00
       M                $139,764.01             $0.00              $0.00              $0.00                    $0.00
       X*               $607,896.22             $0.00              $0.00              $0.00                    $0.00
       R                   $0.00                $0.00              $0.00              $0.00                    $0.00
---------------------------------------------------------------------------------------------------------------------------
    Totals:            $9,138,897.00            $0.00              $0.00              $0.00                    $0.00
                   --------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                   Deferred           Excess            Total Interest          Cum. Unpaid
     Class         Interest          Interest           Distr. Amount       Interest Shortfall
----------------------------------------------------------------------------------------------
      A-1            $0.00             $0.00            $1,250,828.00              $0.00
      A-2            $0.00             $0.00            $5,063,885.87              $0.00
       B             $0.00             $0.00             $488,061.79               $0.00
       C             $0.00             $0.00             $399,637.76               $0.00
       D             $0.00             $0.00             $133,212.59               $0.00
       E             $0.00             $0.00             $317,623.17               $0.00
       F             $0.00             $0.00             $113,508.27               $0.00
       G             $0.00             $0.00             $316,798.46               $0.00
       H             $0.00             $0.00              $55,905.61               $0.00
       I             $0.00             $0.00              $55,905.61               $0.00
       J             $0.00             $0.00             $111,811.22               $0.00
       K             $0.00             $0.00              $37,270.41               $0.00
       L             $0.00             $0.00              $46,588.01               $0.00
       M             $0.00             $0.00             $139,764.01               $0.00
       X*            $0.00             $0.00             $607,896.22               $0.00
       R             $0.00             $0.00                $0.00                  $0.00
----------------------------------------------------------------------------------------------
    Totals:          $0.00             $0.00            $9,138,897.00              $0.00
                ------------------------------------------------------------------------------


[STATE STREET LOGO APPEARS HERE]

   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305                                   Payment Date: September 17, 1999
                                                                             Record Date:     August 31, 1999

Trustee's Report to Certificateholders

    Delinquency Statistics
                                  --------------------------------------------------------------------------------------------------
                                             One Month          Two Months      Three+Months             Foreclosures     Total
    --------------------------------------------------------------------------------------------------------------------------------
    # of Loans                                  0                   0                0                         0            0
    --------------------------------------------------------------------------------------------------------------------------------
    Ending APB                                 0.00                0.00             0.00                     0.00         0.00
    --------------------------------------------------------------------------------------------------------------------------------

    Appraisal Reduction
                                                                           ---------------------------------------------
                                                                               Current Total          Cumulative Total
    --------------------------------------------------------------------------------------------------------------------
    Loan Number              0                  0                   0
    --------------------------------------------------------------------------------------------------------------------
    Amount                  0.00               0.00                0.00             0.00                    0.00
    --------------------------------------------------------------------------------------------------------------------


    Liquidated Mortgage Loans
    ---------------------------------------------------------------------------------------------------------------------------
    Loan Number      Aggregate Liquidation Proceeds          Proceeds allocable to certificates     Collateral Support Deficit
    ---------------------------------------------------------------------------------------------------------------------------
         0                                   0.00                                       0.00                    0.00
    ---------------------------------------------------------------------------------------------------------------------------
         0                                   0.00                                       0.00                    0.00
    ---------------------------------------------------------------------------------------------------------------------------


    REO Properties (which a Final Recovery Determination has been made)

    --------------------------------------------------------------------------------------------------------------------------------
    Loan Number  Aggregate Liquidation Proceeds   Proceeds allocable to certificates  Collateral Support Deficit  Appraised Value
    --------------------------------------------------------------------------------------------------------------------------------
         0             0.00                             0.00                                     0.00                    0.00
    --------------------------------------------------------------------------------------------------------------------------------
         0             0.00                             0.00                                     0.00                    0.00
    --------------------------------------------------------------------------------------------------------------------------------

    ========================================================================================================================
    Aggregate amount of monies collected by Servicer with respect to REO property during the Collection Period         0.00
    ========================================================================================================================

    ========================================================================================================================
    Aggr. of all Liquidation Proceeds and other amt. received in connection with Final Recovery Determination          0.00
    ========================================================================================================================


    Mortgage Loans which were defeased during the related Due Period
    ----------------------------------------------------------------------------
      Loan Number     NA                           NA              NA
    ----------------------------------------------------------------------------

[STATE STREET LOGO APPEARS HERE]


   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305                             Payment Date: September 17, 1999
                                                                       Record Date:     August 31, 1999

Trustee's Report to Certificateholders

                --------------------------------------------------------------------------------------------------------------------
                Available Distribution Amount                                                                           9,858,199.17
                --------------------------------------------------------------------------------------------------------------------

                Collateral Information:

                --------------------------------------------------------------------------------------------------------------------
                                                                                            Current Period        Current Period
                                                                 Closing                       Beginning              Ending
                                                                 -------                       ---------              ------
                Stated Principal Balance                       1,397,640,241.86             1,397,640,241.86        1,396,920,939.78
                Actual Principal Balance                                                                            1,396,941,568.24
                Loan Count                                                                      205                    205

                Gross WAC                                                                           7.90566%
                Net WAC                                                                             7.84657%

                WAM                                                                                   126.39
                --------------------------------------------------------------------------------------------------------------------

                Interest Reserve Account:
                ----------------------------------------------------
                Beginning Balance                              0.00
                Deposits                                       0.00
                Withdrawals                                    0.00
                Ending Balance                                 0.00
                ----------------------------------------------------

                Advances:

                --------------------------------------------------------------------------------------------------------------------
                Aggregate P&I Advances                                                                                   930,769.76
                Aggregate unreimbursed P&I Advances outstanding as of close of business on distribution date             930,769.76
                Interest accrued and payable to Master Servicer in respect of unreimbursed P&I Advances                        0.00
                Interest Payable to Master Servicer on Advances                                                                0.00
                Aggregate Amount of interest on Servicing Advances paid to the Special Servicer                                0.00
                --------------------------------------------------------------------------------------------------------------------

                Servicing and Trustee Fees:

                --------------------------------------------------------------------------------------------------------------------
                Aggregate Amount of servicing compensation paid to Master Servicer                                        67,662.48
                Aggregate Amount of servicing compensation paid to Special Servicer                                            0.00
                Aggregate Amount of servicing compensation paid to Sub-Servicer directly out of trust fund                     0.00
                Sub-Servicing Fee (included in Master Servicing Fee)                                                           0.00
                Trustee Fees
                --------------------------------------------------------------------------------------------------------------------


                Speed History                                        Aggregate Amount Of:
                ------------------------------------------           ===============================================================
                                              CPR                    Liquidation Proceeds                                      0.00
                                               %                     Insurance Proceeds                                        0.00
                ------------------------------------------
                      1 month                0.00%                   Principal Recovery Fees                                   0.00
                ------------------------------------------
                      3 month                0.00%                   Additional Trust Fund Expenses                            0.00
                ------------------------------------------
                      6 month                0.00%                   Additional Interest                                       0.00
                ------------------------------------------
                      12 month               0.00%                   Net Default Interest                                      0.00
                ------------------------------------------           ===============================================================
                        Life                 0.00%
                ------------------------------------------



   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305                              Payment Date: September 17, 1999
                                                                        Record Date:     August 31, 1999

Trustee's Report to Certificateholders


                                                                   Original/Current Ratings
------------------------------------------------------------------------------------------------------------------------------------
           Original DCR   Current DCR  Original Fitch  Current Fitch    Original Moody's  Current Moodys  Original S&P   Current S&P
   Class
------------------------------------------------------------------------------------------------------------------------------------
    A-1                                     AAA             AAA                                               AAA            AAA
    A-2                                     AAA             AAA                                               AAA            AAA
     B                                      AA              AA                                                AA             AA
     C                                       A               A                                                 A              A
     D                                       A-              A-                                                A-             A-
     E                                      BBB             BBB                                               BBB            BBB
     F                                      BBB-            BBB-                                              BBB-           BBB-
     G                                       NR             NR                                                 NR             NR
     H                                       NR             NR                                                 NR             NR
     I                                       NR             NR                                                 NR             NR
     J                                       NR             NR                                                 NR             NR
     K                                       NR             NR                                                 NR             NR
     L                                       NR             NR                                                 NR             NR
     M                                       NR             NR                                                 NR             NR
     X*                                     AAA             AAA                                               AAAr           AAAr
     R
------------------------------------------------------------------------------------------------------------------------------------

Subordinate Support Percentage & Original Class Maturity @ 0% CPR

------------------------------------------------------------------------------------------------------
                   Orig. Class Maturity           Original Subordinate           Current Subordinate
   Class           @ 0% CPR                       Support Percentage             Support Percentage
   -----           --------                       ------------------             ------------------
    A-1             7/15/07                           26.500%                           26.514%
    A-2             7/15/09                           26.500%                           26.514%
     B              8/15/09                           21.000%                           21.011%
     C              8/15/09                           16.500%                           16.508%
     D              8/15/09                           15.000%                           15.008%
     E              5/15/11                           11.500%                           11.506%
     F              5/15/11                           10.250%                           10.255%
     G                                                 6.000%                            6.003%
     H                                                 5.250%                            5.253%
     I                                                 4.500%                            4.502%
     J                                                 3.000%                            3.002%
     K                                                 2.500%                            2.501%
     L                                                 1.875%                            1.876%
     M                                                 0.000%                            0.000%
     X*             7/15/09                              NA                               NA
     R                                                   NA                               NA
------------------------------------------------------------------------------------------------------